UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2019
____________________
Genesee & Wyoming Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue, Darien, Connecticut	6820
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 202-8900
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The 2019 annual meeting of stockholders of Genesee & Wyoming Inc. (the “Company”) was held on May 22, 2019.
(b) The Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 8, 2019, filed on such date with the U.S. Securities and Exchange Commission (the “Proxy Statement”). As set forth in the Proxy Statement, there were 56,502,770 shares of Class A common stock and 417,138 shares of Class B common stock outstanding as of the close of business on the record date. A total of 49,537,843 shares of Class A common stock, or 87.7%, were present in person or by proxy at the annual meeting. A total of 412,418 shares of Class B common stock, or 99%, were present in person or by proxy at the annual meeting. The holders of the Company’s Class A common stock are entitled to one vote for each share of Class A common stock held, and the holders of the Company’s Class B common stock are entitled to ten votes for each share of Class B common stock held. The final voting results for each matter submitted to a vote of stockholders at the annual meeting are as follows:

Proposal 1: Election of Directors. The stockholders voted to elect the following individuals as directors of the Company, each for a three-year term expiring in 2022, or until their successors have been duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard H. Bott	50,230,340	817,945	79,107	2,543,631
Øivind Lorentzen III	49,209,189	1,899,589	18,614	2,543,631
Mark A. Scudder	49,404,641	1,703,484	19,267	2,543,631

Directors whose terms of office continued after the annual meeting are: John C. Hellmann, Albert J. Neupaver, Joseph H. Pyne, Hunter C. Smith, Ann. N. Reese, Bruce J. Carter and Cynthia L. Hostetler.

Proposal 2: Non-Binding, Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,715,532	2,357,493	54,367	2,534,631

Proposal 3: Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

Votes For	Votes Against	Abstentions
53,388,306	256,522	17,195

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

May 24, 2019	By:	/s/ Allison M. Fergus

Name: Allison M. Fergus
Title: General Counsel and Secretary